UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 15, 2011 (March 15, 2011)

SeaCube Container Leasing Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The board of directors of SeaCube Container Leasing Ltd. (the “Company”) appointed Martin Tuchman to serve as a Class II director, until the Annual General Meeting of Shareholders in 2012 or until his office shall otherwise be vacated pursuant to the Company’s Bye-laws. Mr. Tuchman, who the board of directors has determined is “independent” under the listing standards of the New York Stock Exchange, will serve as a member of Compensation Committee and the Nominating, Corporate Governance and Conflicts Committee of the board of directors of the Company. In addition, the board of directors appointed Joseph Kwok, the Company’s Chief Executive Officer, to serve as a Class I director, until the Annual General Meeting of Shareholders in 2011 or until his office shall otherwise be vacated pursuant to the Company’s Bye-laws. Tuchman and Kwok join the Board effective March 15, 2011.

Upon his appointment to the board of directors of the Company, Mr. Tuchman received an award of a number of restricted common shares, equal in value to $300,000, based on the fair market value of our common shares on the date of grant, pursuant to the SeaCube Container Leasing Ltd. 2010 Omnibus Equity Incentive Plan (the “Plan”). These restricted shares will become vested in three equal portions on June 30th of each of 2012, 2013 and 2014, provided that Mr. Tuchman is still serving as of the applicable vesting date. Mr. Tuchman will be entitled to any dividends that become payable on such shares during the restricted period. In consideration of his ongoing service to the board, Mr. Tuchman will be compensated as an independent director and committee member, which includes an annual cash board service fee of $50,000, and cash board committee fees of $5,000 for each committee he is a member of. Fees owed to Mr. Tuchman may be paid by issuance of common shares, based on the value of such common shares at the date of issuance, rather than in cash, provided that any such issuance does not prevent Mr. Tuchman from being determined to be independent and such shares are granted pursuant to a shareholder-approved plan or the issuance is otherwise exempt from New York Stock Exchange listing requirements.

A copy of the Company’s press release announcing the appointment of Messrs. Tuchman and Kwok is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibit 99.1 Press Release dated March15, 2011, issued by SeaCube Container Leasing Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

/s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Dated: March 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 15, 2011, issued by SeaCube Container Leasing Ltd.

4